EXHIBIT 99.1

Priority Technology Holdings, Inc. Announces Fourth Quarter and Full Year 2025 Financial Results
Strong Fourth Quarter Growth Driven by Performance Across Diverse Business Segments
ALPHARETTA, GA - March 10, 2026 -- Priority Technology Holdings, Inc. (NASDAQ: PRTH) ("Priority" or the "Company"), is a payments and banking fintech purpose-built to collect, store, lend and send money with a connected commerce engine that combines full-service merchant acquiring for accounts receivable, complete automated payables tools for bill payment, and sophisticated treasury management solutions to accelerate cash flow and optimize working capital for its customers, announced its fourth quarter and full year 2025 financial results including strong year-over-year diversified revenue growth.
Highlights of Consolidated Results
Fourth Quarter 2025 Compared with Fourth Quarter 2024
Financial highlights of the fourth quarter of 2025 compared with the fourth quarter of 2024, are as follows2:
•Revenue of $247.1 million increased 8.8% from $227.1 million, including 6.8% of organic growth
•Adjusted gross profit (a non-GAAP measure1) of $100.2 million increased 19.4% from $83.9 million
•Adjusted gross profit margin (a non-GAAP measure1) of 40.6% increased 360 basis points from 37.0%
•Operating income of $33.5 million decreased 1.9% from $34.1 million
•Adjusted EBITDA (a non-GAAP measure1) of $60.1 million increased 16.2% from $51.7 million
•Adjusted EPS - diluted (a non-GAAP measure1) of $0.27 increased 50.0% from $0.18
•In October 2025, the Company acquired the assets of Dealer Merchant Services, a leading provider of vertically focused software and payments in the automotive dealership arena

Full Year 2025 Compared with Full Year 2024

Financial highlights of the Full Year of 2025 compared with the Full Year of 2024, are as follows(2):
•Revenue of $953.0 million increased 8.3% from $879.7 million, including 7.7% in organic growth
•Adjusted gross profit (a non-GAAP measure1) of $374.7 million increased 14.2% from $328.1 million
•Adjusted gross profit margin (a non-GAAP measure1) of 39.3% increased 200 basis points from 37.3%
•Operating income of $141.2 million increased 5.9% from $133.4 million
•Adjusted EBITDA (a non-GAAP measure(1)) of $225.2 million increased 10.2% from $204.3 million
•Adjusted EPS - diluted (a non-GAAP measure(1)) of $1.03 increased 102.0% from $0.51
(1)See "Non-GAAP Financial Measures" and the reconciliations of Adjusted Gross Profit (non-GAAP), Adjusted Gross Profit Margin (non-GAAP), Adjusted EBITDA (non-GAAP), and Adjusted EPS (non-GAAP), to their most comparable GAAP measures provided below for additional information.

(2)Certain amounts/percentages may not add mathematically due to rounding

“Our results reflect the strength and diversification of Priority’s Connected Commerce platform, with almost 9% revenue growth and over 19% adjusted gross profit growth in the fourth quarter,” said Tom Priore, Chairman and CEO of Priority. “The ability to deliver payments and treasury solutions across our business segments generated over 18% revenue growth for Treasury Solutions and 13% growth for Payables, while adjusted gross profit margins expanded by nearly 360 basis points.”

Full Year 2026 Financial Guidance
Priority's outlook remains strong, which is reflected in our full year 2026 guidance:
•Revenue forecast to achieve a growth rate of 6% to 9% compared to fiscal 2025 results, resulting in a revenue range between $1.01 billion to $1.04 billion
•Adjusted gross profit (a non-GAAP measure) forecast to range between $405 million and $425 million
•Adjusted EBITDA (a non-GAAP measure) forecast to range between $230 million to $245 million

Conference Call
Priority's leadership will host a conference call on Tuesday, March 10, 2026 at 10:00 a.m. EST to discuss its fourth quarter and full-year 2025 financial results. Participants can access the call by phone in the U.S. or Canada at (833) 636-1319 or internationally at (412) 902-4286.
The Internet webcast link and accompanying slide presentation can be accessed at https://viavid.webcasts.com/starthere.jsp?ei=1751303&tp_key=851a6179f9 and will also be posted in the "Investor Relations" section of the Company's website at www.prioritycommerce.com.
An audio replay of the call will be available shortly after the conference call until March 24, 2026 at 11:59 p.m. EST. To listen to the audio replay, dial (844) 512-2921 or (412) 317-6671 and enter conference ID number 10206470. Alternatively, you may access the webcast replay in the "Investor Relations" section of the Company's website at https://ir.prioritycommerce.com/.

Non-GAAP Financial Measures
This communication includes certain non-GAAP financial measures that we regularly review to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions. We believe these non-GAAP measures help to illustrate the underlying financial and business trends relating to our results of operations and comparability between current and prior periods. We also use these non-GAAP measures to establish and monitor operational goals. However, these non-GAAP measures are not superior to or a substitute for prominent measurements calculated in accordance with GAAP. Rather, the non-GAAP measures are meant to be a complement to understanding measures prepared in accordance with GAAP.

Gross Profit and Adjusted Gross Profit Margin
The Company's adjusted gross profit metric represents revenues less cost of services (excludes depreciation and amortization). Adjusted gross profit margin is adjusted gross profit divided by revenues. We review these non-GAAP measures to evaluate our underlying profit trends. The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below:

(in thousands)	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
Revenues	$247,128	$227,067	$953,009	$879,702
Cost of services (excludes depreciation and amortization)	(146,882)	(143,134)	(578,315)	(551,621)
Adjusted gross profit	$100,246	$83,933	$374,694	$328,081
Adjusted gross profit margin	40.6%	37.0%	39.3%	37.3%
Depreciation and amortization of revenue generating assets	(7,166)	(4,467)	(21,747)	(16,516)
Gross profit	$93,080	$79,466	$352,947	$311,565
Gross profit margin	37.7%	35.0%	37.0%	35.4%

EBITDA and Adjusted EBITDA
EBITDA and adjusted EBITDA are performance measures. EBITDA is earnings before interest expense, income tax, and depreciation and amortization expenses ("EBITDA"). Adjusted EBITDA begins with EBITDA but further excludes certain non-cash costs, such as stock-based compensation and the write-off of the carrying value of investments or other assets, as well as debt extinguishment and modification expenses and other expenses and income items considered non-recurring, such as acquisition integration expenses, certain professional fees, and litigation settlements. We review the non-GAAP adjusted EBITDA measure to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions.

The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below:

(in thousands)	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
Net income	$8,946	$7,220	$55,681	$24,015
Interest expense	21,961	23,111	90,654	88,948
Income tax expense (benefit)	4,126	3,270	(9,402)	13,266
Depreciation and amortization	20,191	13,811	63,183	58,041
EBITDA	55,224	47,412	200,116	184,270
Debt modification and extinguishment expenses	—	1,703	12,514	10,369
Selling, general and administrative (non-recurring)	1,633	1,379	5,718	3,510
Non-cash stock-based compensation(1)	1,187	1,241	8,306	6,118
Non-cash bargain purchase gain(2) (non-recurring)	(482)	—	(3,989)	—
Salary and employee benefits(3) (non-recurring)	2,501	—	2,501	—
Adjusted EBITDA	$60,063	$51,735	$225,166	$204,267
(1) Excludes stock-based compensation settled in cash subsequent to December 31, 2025.
(2) Bargain purchase gain recognized from acquiring Sila, Inc.
(3) Represents stock-based compensation that was settled in cash (non-recurring).

Further detail of certain of these adjustments, and where these items are recorded in our consolidated statements of operations, is provided below:

(in thousands)	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
Selling, general and administrative expenses (non-recurring):
Certain legal fees	$760	1,347	$3,203	2,769
Professional, accounting and consulting fees	869	20	2,092	544
Other expenses, net	4	12	293	197
Litigation settlement	—	—	130	—
	$1,633	$1,379	$5,718	$3,510

Adjusted Earnings (Loss) Per Share (Adjusted EPS)

Adjusted EPS is a performance measure. Adjusted EPS is calculated by dividing adjusted net income attributable to common shareholders by weighted average number shares outstanding for the respective periods.

Adjusted net income attributable to common shareholders begins with net income attributable to common shareholders adjusted to exclude various items listed below. We believe that Adjusted EPS is a measure that is useful to investors and management in understanding our ongoing profitability and in analysis of ongoing profitability trends.

(in thousands)	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
Reconciliation of Adjusted EPS
Net income (loss) attributable to common shareholders	$8,946	$(3,769)	$55,681	$(23,960)
Non-recurring release of valuation allowance on deferred tax assets	284	—	(20,386)	—
Accelerated accretion expense and excise tax attributable to redeemable senior preferred stockholders	—	8,154	—	17,703
Debt modification and extinguishment expenses	—	1,703	12,514	10,369
Non-cash stock-based compensation	1,187	1,241	8,306	6,118
Selling, general and administrative (non recurring)	1,633	1,379	5,718	3,510
Amortization of acquisition related intangible assets	12,931	9,243	41,996	42,173
Salary and employee benefits (non recurring)	2,501	—	2,501	—
Tax impact of adjustments(1)	(4,745)	(3,526)	(18,469)	(16,158)
Non-cash bargain purchase gain (non-recurring)	(482)	—	(3,989)	—
Adjusted net income attributable to common share holders	$22,255	$14,425	$83,872	$39,755

Weighted average common shares outstanding (basic)	81,081	78,241	79,798	77,993
Effect of dilutive potential common shares	2,541	1,145	1,670	647
Adjusted Weighted average shares outstanding (diluted)	83,622	79,386	81,468	78,640

Earnings (loss) per common share
Basic	$0.11	$(0.05)	$0.70	$(0.31)
Diluted	$0.11	$(0.05)	$0.68	$(0.31)

Adjusted earnings per common share
Basic	$0.27	$0.18	$1.05	$0.51
Diluted	$0.27	$0.18	$1.03	$0.51

(1) The tax impact calculated using the blended statutory income tax rate (i.e. 26.0% for 2025 and 26.0% for 2024)

Priority does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for various cash and non-cash reconciling items that would be difficult to predict with reasonable accuracy. For example, stock-based compensation expense would be difficult to estimate because it depends on the Company's future hiring and retention needs, as well as the future fair market value of the Company's common stock, all of which are difficult to predict and subject to constant change. As a result, the Company does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Company's outlook.

About Priority Technology Holdings, Inc.
Priority is the payments and banking solution that enables businesses to collect, store, lend and send funds through a unified commerce engine. Our platform combines payables, merchant solutions, and treasury solutions so leaders can streamline financial operations efficiently — and our innovative industry experts help businesses navigate and build momentum on the path to growth. With the Priority Commerce Engine, leaders can accelerate cash flow, optimize working capital, reduce unnecessary costs, and unlock new revenue opportunities. To learn more about Priority (NASDAQ: PRTH), visit prioritycommerce.com
Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as "may," "will," "should," "anticipates," "believes," "expects," "plans," "future," "intends," "could," "estimate," "predict," "projects," "targeting," "potential" or "contingent," "guidance," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, our 2026 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.
We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 10, 2026. These filings are available online at www.sec.gov or www.prioritycommerce.com.
We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

Priority Technology Holdings, Inc.
Unaudited Consolidated Statements of Operations and Comprehensive Income (Loss)
(in thousands, except per share amounts)

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
Revenues	$247,128	$227,067	$953,009	$879,702
Operating expenses
Cost of services (excludes depreciation and amortization)	146,882	143,134	578,315	551,621
Salary and employee benefits	28,812	23,199	107,787	89,216
Depreciation and amortization	20,191	13,811	63,183	58,041
Selling, general and administrative	17,745	12,784	62,479	47,403
Total operating expenses	213,630	192,928	811,764	746,281
Operating income	33,498	34,139	141,245	133,421
Other expense
Interest expense	(21,961)	(23,111)	(90,654)	(88,948)
Debt extinguishment and modification costs	—	(1,703)	(12,514)	(10,369)
Other income, net	1,535	1,165	8,202	3,177
Total other expense, net	(20,426)	(23,649)	(94,966)	(96,140)
Income before income taxes	13,072	10,490	46,279	37,281
Income tax expense (benefit)	4,126	3,270	(9,402)	13,266
Net income	8,946	7,220	55,681	24,015
Less: Dividends, accretion, and related excise tax attributable to redeemable senior preferred stockholders	—	(10,989)	—	(47,336)
Less: Return on redeemable non-controlling interests in consolidated subsidiary, net of deferred tax benefit	—	—	—	(639)
Net income (loss) attributable to common shareholders	8,946	(3,769)	$55,681	$(23,960)
Other comprehensive loss
Foreign currency translation adjustments	(15)	(109)	(34)	(147)
Comprehensive income (loss)	$8,931	$(3,878)	$55,647	$(24,107)

Earnings (loss) per common share:
Basic	$0.11	$(0.05)	$0.70	$(0.31)
Diluted	$0.11	$(0.05)	$0.68	$(0.31)

Adjusted earnings per common share(1):
Basic	$0.27	$0.18	$1.05	$0.51
Diluted	$0.27	$0.18	$1.03	$0.51

Weighted-average common shares outstanding:
Basic	81,081	78,241	79,798	77,993
Diluted	83,622	78,241	81,468	77,993

Priority Technology Holdings, Inc.
Unaudited Consolidated Balance Sheets

(in thousands)

	December 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$77,192	$58,600
Restricted cash	16,457	11,090
Accounts receivable, net of allowances	91,300	67,969
Prepaid expenses and other current assets	32,145	22,990
Current portion of notes receivable, net of allowance	2,062	3,638
Settlement assets	1,295,896	940,798
Total current assets	1,515,052	1,105,085
Notes receivable, less current portion	17,629	4,919
Property, equipment and software, net	58,636	52,477
Goodwill	416,641	376,091
Intangible assets, net	315,190	240,874
Deferred income taxes, net	46,350	24,697
Other noncurrent assets	29,306	22,717
Total assets	$2,398,804	$1,826,860
Liabilities, Stockholders' Deficit and Non-controlling interests
Current liabilities:
Accounts payable and accrued expenses	$70,636	$62,149
Accrued residual commissions	40,463	37,560
Customer deposits and advance payments	1,972	2,246
Current portion of long-term debt	—	9,503
Settlement obligations	1,297,263	940,213
Total current liabilities	1,410,334	1,051,671
Long-term debt, net of current portion, discounts and debt issuance costs	1,039,358	920,888
Other noncurrent liabilities	41,484	19,326
Total liabilities	2,491,176	1,991,885
Stockholders' deficit:
Preferred stock	—	—
Common stock	82	77
Treasury stock, at cost	(22,759)	(19,607)
Additional paid-in capital	13,925	—
Accumulated other comprehensive loss	(210)	(176)
Accumulated deficit	(91,453)	(147,134)
Total stockholders' deficit attributable to shareholders of PRTH	(100,415)	(166,840)
Non-controlling interests	8,043	1,815
Total stockholders' deficit	(92,372)	(165,025)
Total liabilities, stockholders' deficit and Non-controlling interests	$2,398,804	$1,826,860

Priority Technology Holdings, Inc
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	Years Ended December 31,
	2025	2024
Cash flows from operating activities:
Net income	$55,681	$24,015
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization of assets	63,183	58,041
Stock-based compensation, ESPP, and incentive units compensation	10,807	6,118
Amortization of debt issuance costs and discounts	1,798	2,736
Debt extinguishment and modification costs	12,514	10,369
Deferred income tax benefit	(12,153)	(2,194)
Change in contingent consideration liability	2,692	2,839
Other non-cash items, net	(293)	(147)
Bargain purchase gain	(3,989)	—
Change in operating assets and liabilities:
Accounts receivable	(21,863)	(9,387)
Prepaid expenses and other current assets	(84)	(6,062)
Income taxes (receivable) payable	(8,554)	(3,633)
Accounts payable and accrued expenses	5,743	4,535
Accrued residuals commissions	2,903	5,027
Customer deposits and advance payments	(319)	(1,688)
Other assets, net	(4,449)	(6,214)
Other liabilities, net	(3,612)	1,254
Net cash provided by operating activities	100,005	85,609
Cash flows from investing activities:
Acquisitions of businesses, net of cash acquired	(39,301)	—
Additions to property, equipment and software	(24,926)	(21,693)
Notes receivable, net	(11,134)	(3,361)
Acquisition of assets	(69,462)	(5,667)
Other investing activities	(29,218)	(4,825)
Net cash used in investing activities	(174,041)	(35,546)
Cash flows from financing activities:
Proceeds from issuance of long-term debt, net of issue discount	1,066,607	945,126
Debt issuance and modification costs paid	(4,826)	(7,680)
Repayments of long-term debt	(960,985)	(658,835)
Redemption of senior preferred stock	—	(225,000)
Redemption of accumulated dividend on redeemable preferred stock	—	(54,557)
Redemption of redeemable non-controlling interest in subsidiary	(7,017)	(2,130)
Shares withheld for taxes	(3,152)	(1,538)
Dividends paid to redeemable senior preferred stockholders	—	(23,646)
Proceeds from the exercise of stock options	467	1,816
Settlement obligations, net	355,127	179,614
Payment of contingent consideration related to a business combination	(20,051)	(5,592)
Net cash provided by financing activities	426,170	147,578

Priority Technology Holdings, Inc
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	Years Ended December 31,
	2025	2024
Net change in cash and cash equivalents, and restricted cash:
Net increase in cash and cash equivalents, and restricted cash	352,134	197,641
Cash and cash equivalents, and restricted cash at beginning of period	993,864	796,223
Cash and cash equivalents, and restricted cash equivalents at end of period	$1,345,998	$993,864

Reconciliation of cash and cash equivalents, and restricted cash:
Cash and cash equivalents	$77,192	$58,600
Restricted cash	16,457	11,090
Cash and cash equivalents included in settlement assets (restricted in nature)	1,252,349	924,174
Total cash and cash equivalents, and restricted cash	$1,345,998	$993,864

Priority Technology Holdings, Inc.
Unaudited Reportable Segments' Results

(in thousands)

	Three Months Ended December 31			Years Ended December 31
	2025		2024	2025	2024
Merchant Solutions:
Revenues	$165,275		$155,672	$642,069	$613,547
Adjusted EBITDA	$30,612		$26,648	$111,793	$108,913

Key Indicators:
Total card processing dollar value	$18,549,964		$18,137,274	$72,373,800	$71,566,091
Total card transaction count	218,807		215,267	888,688	857,548

Payables:
Revenues	$26,759		$23,735	$100,872	$89,103
Adjusted EBITDA	$3,850		$2,395	$14,591	$7,605

Key Indicators:
Buyer funded card processing dollar value	$795,210		$733,680	$3,090,310	$2,816,270
Supplier funded issuing dollar value	$231,461	$63	$244,689	$919,860	$977,278
ACH transaction count	5,009		4,860	19,286	17,182

Treasury Solutions:
Revenues	$57,349		$48,690	$215,779	$180,448
Adjusted EBITDA	$47,554		$42,025	$182,231	$154,936

Key Indicators:
Average CFTPay billed clients	1,101,919		891,157	1,022,225	797,567
Average CFTPay monthly enrollments	53,542		52,444	57,123	56,072
Average total account balances	$1,336,551		$970,572	$1,193,011	$878,257

Priority Technology Holdings, Inc.
Unaudited Reportable Segments' Results

	Three Months Ended December 31, 2025
	Merchant Solutions	Payables	Treasury Solutions	Corporate	Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$30,612	$3,850	$47,554	$(21,953)	$60,063
Interest expense	(967)	—	(147)	(20,847)	(21,961)
Depreciation and amortization	(10,237)	(1,283)	(5,119)	(3,552)	(20,191)
Selling, general and administrative (non-recurring)	—	—	—	(1,633)	(1,633)
Non-cash stock based compensation(1)	—	(35)	(32)	(1,120)	(1,187)
Salary and employee benefits (non recurring)(2)	—	—	—	(2,501)	(2,501)
Bargain purchase gain (non-recurring)	—	—	—	482	482
Income (loss) before taxes	$19,408	$2,532	$42,256	$(51,124)	$13,072
Income tax expense					(4,126)
Net income					$8,946

	Year Ended December 31, 2025
	Merchant Solutions	Payables Solutions	Treasury Solutions		Corporate		Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$111,793	$14,591	$182,231		$(83,449)		$225,166
Interest expense	(1,324)	(2,158)	(532)		(86,640)		(90,654)
Depreciation and amortization	(31,102)	(5,081)	(19,626)		(7,374)		(63,183)
Debt modification and extinguishment expenses	—	—	—		(12,514)		(12,514)
Selling, general and administrative (non-recurring)	—	—	—		(5,718)		(5,718)
Non-cash stock based compensation(1)	(1)	(336)	(130)		(7,839)		(8,306)
Salary and employee benefits (non recurring)(2)	—	—	—		(2,501)		(2,501)
Bargain purchase gain (non-recurring)	—	—	—		3,989		3,989
Income (loss) before taxes	$79,366	$7,016	$161,943	$—	$(202,046)	$—	$46,279
Income tax benefit							9,402
Net income							$55,681

(1) excludes stock based compensation settled in cash of $2.5 million subsequent to the year ended December 31, 2025
(2) represents cash settled stock based compensation which is non-recurring in nature

Priority Technology Holdings, Inc.
Unaudited Reportable Segments' Results

	Three Months Ended December 31, 2024
	Merchant Solutions	Payables	Treasury Solutions	Corporate	Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$26,648	$2,395	$42,025	$(19,333)	$51,735
Interest expense	—	(1,060)	—	(22,051)	(23,111)
Depreciation and amortization	(6,799)	(1,266)	(4,498)	(1,248)	(13,811)
Debt modification and extinguishment expenses	—	—	—	(1,703)	(1,703)
Selling, general and administrative (non-recurring)	—	—	—	(1,379)	(1,379)
Non-cash stock based compensation	(4)	79	(33)	(1,283)	(1,241)
Income (loss) before taxes	$19,845	$148	$37,494	$(46,997)	$10,490
Income tax expense					(3,270)
Net income					$7,220

	Year Ended December 31, 2024
	Merchant Solutions	Payables	Treasury Solutions	Corporate	Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$108,913	$7,605	$154,936	$(67,187)	$204,267
Interest expense	(1)	(4,340)	—	(84,607)	(88,948)
Depreciation and amortization	(30,865)	(5,258)	(16,928)	(4,990)	(58,041)
Debt modification and extinguishment expenses	—	—	—	(10,369)	(10,369)
Selling, general and administrative (non-recurring)	—	—	—	(3,510)	(3,510)
Non-cash stock based compensation	(16)	(220)	(131)	(5,751)	(6,118)
Income (loss) before taxes	$78,031	$(2,213)	$137,877	$(176,414)	$37,281
Income tax expense					(13,266)
Net income					$24,015